Exhibit 32.2

                                  CERTIFICATION


         I, Peter H. Stelling, Chief Financial Officer, Vice President and Treasurer of Scan-Optics, Inc. (the "Company") certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2004 fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934; and

         (ii)  the  information   contained  in  such  Quarterly  Report  fairly
         presents, in all material respects, the financial condition and results of operations of the Company.



Date  November 12, 2004             /s/    Peter H. Stelling
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                                    Peter H. Stelling
                                    Chief Financial Officer, Vice President and
                                    Treasurer